UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 26, 2008

TAMPA ELECTRIC COMPANY

(Exact name of registrant as specified in its charter)

Florida	1-5007	59-0475140
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

702 North Franklin Street, Tampa Florida	33602
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (813) 228-1111

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01:	Entry into a Material Definitive Agreement

On March 26, 2008, Tampa Electric Company (the “company”), as part of its previously announced plan to purchase and refinance its auction rate tax-exempt bonds, completed the purchase in lieu of redemption of its $75.0 million Polk County Industrial Development Authority Solid Waste Disposal Revenue Refunding Bonds (Tampa Electric Company Project), Series 2007 and $125.8 million Hillsborough County Industrial Development Authority (“HCIDA”) Pollution Control Revenue Refunding Bonds (Tampa Electric Company Project), Series 2007A, B and C (the “2007 Bonds”). Also on that date, the Insurance Agreement dated as of July 27, 2007 with Financial Guaranty Insurance Company ( the “Insurance Agreement”), pursuant to which Financial Guaranty Insurance Company issued a financial guaranty insurance policy for the 2007 Bonds, was terminated. The company also entered into a corresponding First Supplemental Loan and Trust Agreement (the “Supplemental Agreement”) regarding the removal of the bond insurance. After these changes to the 2007 Bonds, the company completed the remarketing of the $54.2 million of Series A and the $51.6 million of Series B of the 2007 Bonds in a long-term interest rate mode. (The company also completed the remarketing of the $85.95 million HCIDA Pollution Control Revenue Refunding Bonds (Tampa Electric Company Project), Series 2006, in a long-term interest rate mode on March 19, 2008.) A copy of the Supplemental Agreement is filed herewith as Exhibit 4.1 and incorporated herein by reference.

This report is neither an offer to sell nor a solicitation of an offer to buy any of the Series A or Series B of the 2007 Bonds (the “Remarketed Bonds”). The Remarketed Bonds were remarketed pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”). The Remarketed Bonds have not been registered under the Securities Act or any state securities laws, and, unless so registered, the Remarketed Bonds may not be offered or sold in the United States or to U.S. persons except pursuant to an exemption from the registration requirements of the Securities Act and applicable state securities laws.

Item 1.02:	Termination of a Material Definitive Agreement

The information in Item 1.01 with respect to termination of the Insurance Agreement is hereby incorporated by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01:	Financial Statements and Exhibits

(d) Exhibits

4.1	First Supplemental Loan and Trust Agreement dated as of March 26, 2008 among the Hillsborough County Industrial Development Authority, Tampa Electric Company and The Bank of New York Trust Company, N.A., as trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 28, 2008	TAMPA ELECTRIC COMPANY
(Registrant)

/s/ PHIL L. BARRINGER
PHIL L. BARRINGER
Chief Accounting Officer (Principal Accounting Officer)